                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:  ALAN MINKER
          Sr. Vice President/Chief Financial Officer
          (248) 712-7007

FRANKS NURSERY ANNOUNCES SECOND QUARTER EARNINGS

TROY, MICHIGAN, September 15, 2003 - Frank's Nursery & Crafts, Inc. (OTC: FNCN) today reported net earnings of $3.0 million for the second quarter ended August 10, 2003 versus net earnings of $2.8 million for the second quarter of 2002. For the first half of 2003, income before reorganization items was $4.0 million versus a loss of $22.8 million for the first half of 2002.

Net sales for the second quarter of 2003 were $91.4 million compared to $89.1 million last year, a comparable increase of 2.6%. For the first half of 2003, sales were $208.0 million compared to $200.1 million last year, a comparable increase of 4.0%. The same 170 stores were open for all periods presented.

"We are pleased with the sales and net earnings increases over last year's second quarter as we are comparing them to a relatively strong second quarter in 2002," stated Bruce Dale, Franks Nursery Chief Executive Officer. "In 2002, sales were aided by favorable weather and were up 15.2% over 2001. This year our associates rose to the challenge to beat last year's sales and net earnings as we continue to strive to improve all areas of our operation."


Franks Nursery is the nation's largest lawn and garden specialty retailer and operates 170 stores in 14 states. Franks Nursery is also a leading retailer of indoor garden products and accessories, including silk floral arrangements, as well as Christmas decor merchandise.

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors detailed in the Company's filings with the Securities and Exchange Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effect of competitive products and pricing, customer acceptance of the Company's merchandise mix and retail locations, unseasonable weather, risks associated with foreign global sourcing, including political instability and changes in import regulations, economic conditions worldwide, and the ability of the Company to execute its business plans effectively. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligations to update forward-looking statements, whether as a result of new information, future events, or otherwise.



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                         FRANK'S NURSERY & CRAFTS, INC.
                                 BALANCE SHEETS
                  (Dollars in thousands, except for par value)


                                                               August 10,   August 11,  January 26,
                                                                 2003         2002        2003
                                                               ---------    ---------   ---------
ASSETS                                                        (Unaudited)  (Unaudited)
Current assets:
      Cash and cash equivalents                                $   2,675    $   3,375   $   3,068
      Marketable securities                                        1,052        2,029       1,030
      Accounts receivable, net                                       457        1,776       1,218
      Merchandise inventory                                       61,323       41,737      39,050
      Assets to be disposed of                                         -        3,047         200
      Prepaid expenses and other current assets                    5,701        5,571       4,173
                                                               ---------    ---------   ---------
Total current assets                                              71,208       57,535      48,739

Property, plant and equipment, net                                55,509       54,234      55,126
Other assets and deferred charges                                  3,848        3,737       3,616
                                                               ---------    ---------   ---------
Total assets                                                   $ 130,565    $ 115,506   $ 107,481
                                                               =========    =========   =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Accounts payable                                         $  23,420    $  16,188   $  16,781
      Accrued expenses                                            20,427       20,194      17,630
      Accrued expense payables pre-petition                        1,417        1,000       1,902
      Revolving credit facility                                   11,370            -           -
      Revolving credit facility - related party                   13,000            -      15,250
      Current portion of long term debt                            1,684        2,521       1,685
                                                               ---------    ---------   ---------
Total current liabilities                                         71,318       39,903      53,248

Long-term debt:
      Senior debt, less current portion                           24,427       26,118      24,730
      Term Loan - related party, net of unamortized discount      17,177       17,120      16,323
                                                               ---------    ---------   ---------
Total long-term debt                                              41,604       43,238      41,053

Other liabilities                                                  3,807        3,474       3,334

Shareholders' equity:
      Preferred stock $.001 par value,                                 -            -           -
        10,000,000 shares authorized, none issued
      Common stock $.001 par value,                                   20           20          20
        50,000,000 shares authorized, 13,919,459 shares
        issued and outstanding and 6,080,541 shares
        to be issued
      Additional paid-in-capital                                  27,457       26,100      27,457
      Accumulated deficit                                        (13,641)       2,771     (17,631)
                                                               ---------    ---------   ---------
Total shareholders' equity                                        13,836       28,891       9,846
                                                               ---------    ---------   ---------
Total liabilities and shareholders' equity                     $ 130,565    $ 115,506   $ 107,481
                                                               =========    =========   =========





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                         FRANK'S NURSERY & CRAFTS, INC.
                       STATEMENTS OF EARNINGS (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                              Twelve Weeks Ended        Twelve Weeks Ended
                                                                  August 10,                August 11,
                                                                     2003                      2002
                                                              ------------------        ------------------
NET SALES                                                          $ 91,388                  $ 89,070

OPERATING COSTS AND EXPENSES:
       Cost of goods sold, including buying and occupancy            65,665                    64,646
       Selling, general, and administrative                          20,352                    20,746
       Restructuring charges                                            893                      (603)
                                                                   --------                  --------
         Total operating costs and expenses                          86,910                    84,789

INCOME FROM OPERATIONS                                                4,478                     4,281

OTHER INCOME (EXPENSE):
       Interest expense and amortization of debt costs               (1,656)                   (1,586)
       Sundry income                                                    133                        76
                                                                   --------                  --------
         Total other expense                                         (1,523)                   (1,510)

INCOME BEFORE INCOME TAXES                                            2,955                     2,771
INCOME TAX EXPENSE                                                        -                         -
                                                                   --------                  --------
NET EARNINGS                                                       $  2,955                  $  2,771
                                                                   ========                  ========

EARNINGS PER SHARE - BASIC AND DILUTED                             $   0.15                  $   0.14
                                                                   ========                  ========

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC                          20,000                    20,000
                                                                   ========                  ========

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED                        20,256                    20,000
                                                                   ========                  ========





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

                         FRANK'S NURSERY & CRAFTS, INC.
                       STATEMENTS OF EARNINGS (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              Twenty-eight        Twelve Weeks       Sixteen Weeks
                                                                              Weeks Ended            Ended              Ended
                                                                               August 10,          August 11,           May 19,
                                                                                  2003                2002               2002
                                                                              -------------       ------------       -------------
                                                                               (Successor)         (Successor)       (Predecessor)
                                                                                                                     (Restated) (1)
NET SALES                                                                       $ 208,040           $  89,070          $ 110,992

OPERATING COSTS AND EXPENSES:
       Cost of goods sold, including buying and occupancy                         146,954              64,646             80,756
       Selling, general, and administrative                                        51,832              20,746             31,490
       Restructuring charges                                                          893                (603)            21,839
                                                                                ---------           ---------          ---------
         Total operating costs and expenses                                       199,679              84,789            134,085

INCOME (LOSS) FROM OPERATIONS                                                       8,361               4,281            (23,093)

OTHER INCOME (EXPENSES):
       Interest expense (contractual interest of $6,210 for the sixteen weeks      (4,624)             (1,586)            (2,583)
        ended May 19, 2002) and amortization of debt costs
       Sundry income                                                                  253                  76                118
                                                                                ---------           ---------          ---------
         Total other expenses                                                      (4,371)             (1,510)            (2,465)

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES                          3,990               2,771            (25,558)
REORGANIZATION ITEMS:
       Gain on cancellation of pre-petition liabilities                                 -                   -            184,954
       Fresh start adjustments                                                          -                   -                324
       Extinguishment of debt                                                           -                   -             (1,439)
                                                                                ---------           ---------          ---------
         Total reorganization items                                                     -                   -            183,839
INCOME TAX EXPENSE                                                                      -                   -                  -
                                                                                ---------           ---------          ---------
NET EARNINGS                                                                    $   3,990           $   2,771          $ 158,281
                                                                                =========           =========          =========

EARNINGS PER SHARE - BASIC AND DILUTED                                          $    0.20           $    0.14
                                                                                =========           =========

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC                                        20,000              20,000
                                                                                =========           =========

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED                                      20,109              20,000
                                                                                =========           =========


 (1) The sixteen weeks ended May 19, 2002 have been restated to reflect a reorganization item for extinguishment of debt of $1,439 belonging to the Predecessor.






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